© Wejo Ltd. Wejo at a Glance January 2023 1

© Wejo Ltd. Disclaimer 2 Forward-Looking Statements This Presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Presentation, including statements regarding the Company’s future operating results and financial position, business strategy and plans, objectives of management for future operations are forward-looking statements. These statements are based on the Company’s current expectations, assumptions, estimates and projections. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding the Company’s business, the economy and other future conditions. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “representative of,” “scales,” “should,” “strategy,” “valuation,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are based on current assumptions, estimates, expectations, and projections of the management of Wejo Group Limited (the “Company” or “Wejo”) and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the projected financial information, anticipated growth rate and market opportunity of the Company; (ii) the ability to maintain the listing of the Company’s common shares and Company warrants on the NASDAQ Stock Market LLC; (iii) the Company’s public securities’ potential liquidity and trading; (iv) the Company’s ability to continue as a going concern; (v) the Company’s ability to raise financing in the future and access to capital facilities; (vi) the Company’s ability to close its pending merger with TKB Critical Technologies 1; (vii) the Company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors; (viii) the impact of the regulatory environment and complexities with compliance related to such environment, including compliance with restrictions imposed by federal law and data/privacy law in “internet of things” milieu; (ix) economic impacts, including inflation and a potential recession; (x) the Company’s ability to successfully implement cost reduction initiatives; (xi) the impact of war, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; and (xii) factors relating to the business, operations and financial performance of the Company and its subsidiaries. The foregoing list of factors that may affect the business, financial condition or operating results of Wejo is not exhaustive. Additional factors are set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), and further information concerning Wejo may emerge from time to time. In particular, you should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s (i) Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022 (as amended on April 11, 2022), (iii) Forms 10-Q filed with the SEC on May 16, 2022, August 15, 2022 and November 21, 2022, and (c) other documents filed or to be filed by the Company with the SEC. There may be additional risks that Wejo does not presently know or that Wejo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations. Financial Information; Non-GAAP Measures The Company’s independent auditor has not examined or compiled the financial information and data contained this Presentation, Accordingly, such independent auditor does not provide any assurance with respect to any financial information included herein. Such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by the Company. This Presentation includes certain financial measures of Wejo not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Wejo’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Wejo’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Wejo believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wejo’s financial condition and results of operations. Wejo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Wejo’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Use of Projections The financial and operating forecasts and projections of Wejo contained in this Presentation represent certain estimates of Wejo as of the date thereof. Wejo’s independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being indicative of future results. Furthermore, none of Wejo or its management team can give any assurance that the forecasts or projections contained herein accurately represents Wejo’s future operations or financial condition. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Wejo or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved. In particular, this Presentation includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Wejo is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included with respect to such projections. For the same reasons, Wejo is unable to address the probable significance of the unavailable information, which could be material to future results. 2

Wejo at a Glance

Wejo is the market leader in Traffic Management with over 20 million vehicles on platform, 28 OEM, Tier 1 and Fleet partnerships, and 60 pending and granted patents

Total Connected Vehicles in the Market Expected to Grow

125%+

by 2030



Location
Dynamics
Vehicle Status
Powertrain
Environment
Diagnostic
Camera
In-Cabin
Cloud Data Centers
Analytics
wejo
NEURAL EDGE
DATA STANDARDIZATION
DATA SECURITY & PRIVACY
DATA OPTIMIZATION
EDGE PROCESSING
Data Streams
Data Packages
Developer Interfaces
Mobile Apps
Web Apps
In-Car Apps
Government & Smart Cities
Civil Engineering
Traffic Management
Emergency Services
Toll Roads & Bridges
Parking & Fuel
Retail & Entertainment
Construction & Real Estate
Logistics & Distribution
Mapping & Navigation
Roadside Assistance
Car Sharing & Rental

wejo

Marketplace Data Solutions

2030 TAM

$30B

- **Unique data supply** focuses on non-auto customers like government and mapping providers
- Leader in Traffic Management market with three **additional target markets on the horizon**

STRATEGIC INVESTORS

Microsoft, gm, SOMPO JAPAN, Palantir

2030 TAM

$30B

- **Customized data management** solutions available to customers such as OEMs, Tier 1s and Fleet providers
- Provides user-friendly visualization tools to analyze complex data sets and unlock **unique insights in real-time**

wejo

Software & Cloud Solutions

3

© Wejo Ltd. Wejo Historic and Forecasted Financials Net Revenue Forecast ($M) $(68) $(85)-(95) $(60)-(70) $(36) $32 $124 2021A 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA Forecast ($M) Historical Annual Recurring Revenue ($M) $3.1 $3.1 $4.6 $5.3 $7.3 $8.2 $8.3 $9.7 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Forward 4Q Rolling Contracted Backlog ($M) $3.1 $4.1 $4.4 $4.5 $4.5 $6.2 $7.2 $8.4 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 $3 $8-10 $20-30 $75 $170 $332 2021A 2022E 2023E 2024E 2025E 2026E As Wejo scales its product portfolio, it will drive higher recurring revenue and increase gross margins and profitability